                                                                    Exhibit 24.1

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FINGERHUT COMPANIES, INC., a Minnesota corporation (the "Corporation") does hereby make, constitute and appoint Theodore Deikel and Michael P. Sherman and each of them, his or her true and lawful attorneys-in-fact and agents with full power and substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned's name as director and/or officer of the Corporation to this Registration Statement on Form S-3, or other applicable forms, and all amendments including, without limitation, post-effective amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.


     IN WITNESS WHEREOF, the undersigned has signed below as of this 16th day of November, 1998.


                                        /s/ Stanley S Hubbard
                                        ----------------------------------------
                                        Stanley S. Hubbard

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FINGERHUT COMPANIES, INC., a Minnesota corporation (the "Corporation") does hereby make, constitute and appoint Theodore Deikel and Michael P. Sherman and each of them, his or her true and lawful attorneys-in-fact and agents with full power and substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned's name as director and/or officer of the Corporation to this Registration Statement on Form S-3, or other applicable forms, and all amendments including, without limitation, post-effective amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.


     IN WITNESS WHEREOF, the undersigned has signed below as of this 16th day of November, 1998.


                                        /s/ Wendell R Anderson
                                        ----------------------------------------
                                        Wendell R. Anderson

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FINGERHUT COMPANIES, INC., a Minnesota corporation (the "Corporation") does hereby make, constitute and appoint Theodore Deikel and Michael P. Sherman and each of them, his or her true and lawful attorneys-in-fact and agents with full power and substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned's name as director and/or officer of the Corporation to this Registration Statement on Form S-3, or other applicable forms, and all amendments including, without limitation, post-effective amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.


     IN WITNESS WHEREOF, the undersigned has signed below as of this 16th day of November, 1998.


                                        /s/ Kenneth Macke
                                        ----------------------------------------
                                        Kenneth A. Macke

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FINGERHUT COMPANIES, INC., a Minnesota corporation (the "Corporation") does hereby make, constitute and appoint Theodore Deikel and Michael P. Sherman and each of them, his or her true and lawful attorneys-in-fact and agents with full power and substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned's name as director and/or officer of the Corporation to this Registration Statement on Form S-3, or other applicable forms, and all amendments including, without limitation, post-effective amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.


     IN WITNESS WHEREOF, the undersigned has signed below as of this 16th day of November, 1998.


                                        /s/ John M. Morrison
                                        ----------------------------------------
                                        John M. Morrison

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of FINGERHUT COMPANIES, INC., a Minnesota corporation (the "Corporation") does hereby make, constitute and appoint Theodore Deikel and Michael P. Sherman and each of them, his or her true and lawful attorneys-in-fact and agents with full power and substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned's name as director and/or officer of the Corporation to this Registration Statement on Form S-3, or other applicable forms, and all amendments including, without limitation, post-effective amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.


     IN WITNESS WHEREOF, the undersigned has signed below as of this 17th day of November, 1998.


                                        /s/ Christina L Shea
                                        ----------------------------------------
                                        Christina L. Shea